UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2004

Commission File Number 000-31283

PECO II, INC.

(Exact name of registrant as specified in its charter)

OHIO	34-1605456
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1376 STATE ROUTE 598, GALION, OHIO	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 468-7600

Item 4. Changes in Registrant’s Certifying Accountant.

Effective March 29, 2004, the Audit Committee of the Board of Directors of PECO II, Inc. (the “Company”), approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent auditors.

Grant Thornton’s reports on PECO II’s consolidated financial statements for each of the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2003 and 2002 and through the date of this Form 8-K, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of the foregoing disclosures. Attached, as Exhibit 16.1 is a copy of Grant Thornton’s letter, dated March 30, 2004, stating that it found no basis for disagreement with such statements.

The Audit Committee has not yet appointed an independent auditor to replace Grant Thornton for our fiscal year ending December 31, 2004.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Exhibit
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 30, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, INC.

By:	/s/ Sandra A. Frankhouse
Sandra A. Frankhouse
Chief Financial Officer and Treasurer

Date: March 30, 2004

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